Exhibit 99.1

Crinetics Pharmaceuticals Appoints Isabel Kalofonos as

Chief Commercial Officer

SAN DIEGO – December 16, 2024 – Crinetics Pharmaceuticals, Inc. (Nasdaq: CRNX), today announced the appointment of Isabel Kalofonos as Chief Commercial Officer. Ms. Kalofonos will lead the company’s commercial strategy and operations for the potential launch of paltusotine, the first and only once-daily, oral, selective somatostatin receptor type 2 nonpeptide agonist for adults living with acromegaly and will lead pre-commercialization activities for the company’s deep, innovative pipeline of candidates.

“Isabel is a highly accomplished leader with broad commercial expertise ranging from launching therapies to leading early-stage commercial strategy,” said Scott Struthers, Ph.D., founder and chief executive officer of Crinetics. “Her expertise includes a proven track record of building and managing global commercial organizations, driving successful global launches of breakthrough therapies and bringing innovative medicines to market. I am thrilled to welcome Isabel into this pivotal commercial leadership role as we seek to deliver a new generation of therapy for acromegaly and transform the lives of large numbers of people impacted by other endocrine-related conditions.”

“I feel so fortunate to join Crinetics at this time,” said Ms. Kalofonos. “Building highly effective commercial teams to launch transformative products has been the focus of my career. I look forward to bringing my experience to a company like Crinetics that is well-positioned to be a leader in endocrinology and has the potential to make a meaningful advancement for the acromegaly community and endocrine disorders. I look forward to leading the company’s strategy for the first potential commercial launch, building a best-in-class commercial team and continuing to build value for products in the pipeline.”

Ms. Kalofonos joins Crinetics with more than 20 years of global experience in the pharmaceutical and biotech industry, including roles leading business and commercial units and expertise in marketing, new product planning, market access and pricing. She previously served as Senior Vice President and Chief Commercial Officer at ImmunoGen (acquired by Abbvie), where she was responsible for leading the successful launch of ELAHERE (mirvetuximab), a treatment for ovarian cancer and for overseeing the commercial strategy for the pipeline of antibody-drug conjugates in oncology indications. Ms. Kalofonos led the sales, marketing, market access and commercial operations teams in the U.S., as well as international launch preparation. Prior to ImmunoGen, Ms. Kalofonos worked at Galderma, where she served as Senior Vice President and Global Head of the Prescription Business Unit. During her tenure, she led the launch preparation for NEMLUVIO (nemolizumab), a monoclonal antibody for the treatment of atopic dermatitis and prurigo nodularis, as well as global market access, real-world evidence, pricing, and health economics and outcomes research. Prior to Galderma, Ms. Kalofonos held roles of increasing responsibility at Takeda Pharmaceuticals (formerly Shire), most recently serving as Vice President and Head of the Hereditary Angioedema (HAE) franchise, a $2.5-billion business. In this role, she oversaw the global blockbuster launch of TAKHZYRO (lanadelumab-flyo). Prior to the Takeda acquisition, Ms. Kalofonos held roles of increasing responsibility at Shire within corporate strategy, new product planning, and commercial, and gained experience across multiple therapeutic areas, including immunology, rare diseases, oncology, neurology, transplant, and gene therapy. Ms. Kalofonos holds an MBA in entrepreneurship and marketing from Babson College and an undergraduate degree in industrial engineering from Pontificia Universidad Javeriana.

On January 10, 2025, the Company expects to grant Ms. Kalofonos a stock option to purchase 100,000 shares of common stock under the Crinetics Pharmaceuticals, Inc. 2021 Employment Inducement Incentive Award Plan (the

“2021 Inducement Plan”), 25 percent of which will vest on December 16, 2025, and the remainder will vest in 36 equal monthly installments thereafter. The stock option will have an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on January 10, 2025. The stock option will be subject to the terms and conditions of the 2021 Inducement Plan and the terms and conditions of a stock option agreement covering the respective grant. The stock option will be granted as an inducement material to Ms. Kalofonos entering into employment with Crinetics in accordance with Nasdaq Listing Rule 5635(c)(4).

ABOUT CRINETICS PHARMACEUTICALS
Crinetics Pharmaceuticals is a clinical stage pharmaceutical company focused on the discovery, development, and commercialization of novel therapeutics for endocrine diseases and endocrine-related tumors. Crinetics’ lead development candidate, paltusotine, is the first investigational once-daily, oral, selective somatostatin receptor type 2 (SST2) nonpeptide agonist that is in clinical development for acromegaly and carcinoid syndrome associated with neuroendocrine tumors. Crinetics is also developing atumelnant, an investigational, first-in-class, oral ACTH antagonist that is currently completing Phase 2 clinical studies for the treatment of congenital adrenal hyperplasia and Cushing’s disease. All of the company’s drug candidates are orally delivered, small molecule, new chemical entities resulting from in-house drug discovery efforts, including additional discovery programs addressing a variety of endocrine conditions such as hyperparathyroidism, polycystic kidney disease, Graves’ disease (including thyroid eye disease), diabetes, obesity and GPCR-targeted oncology indications.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding the, the therapeutic potential and clinical benefits or safety profile of paltusotine for patients with acromegaly, the plans and timelines for the commercial launch paltusotine for acromegaly, if approved, and the potential of our other research, discovery, and clinical trial programs. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “upcoming” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including, without limitation, geopolitical events may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval and/or commercialization; the Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; regulatory developments in the United States and foreign countries; and Crinetics’ drug candidates may not advance in development or be approved for marketing; and the other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission (SEC). The events and circumstances reflected in the company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2023, and its Quarterly reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Investors:
Gayathri Diwakar
Head of Investor Relations
gdiwakar@crinetics.com
(858) 345-6340

Media:
Natalie Badillo
Head of Corporate Communications
nbadillo@crinetics.com
(858) 345-6075